EXHIBIT 10.1

EXHIBIT A

RESEARCH & DEVELOPMENT

This specification is not yet fixed and may be updated	Tsunami Engineering Requirements Specification *

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

Page

1. Organization and Scope of Specification	3

2. Production Description	3

2.1 Physical Appearance	3

2.1.1 Industrial Design Approach	3

2.2 Operation, Connection, and Function	3

2.2.1 Base projector operation	3

2.3 Operating Environment and Conditions	3

2.4 Accessories and Options	3

3. References, Related Specifications	4

4. Architectural Overview	4

4.1 Optical Architecture	4

4.2 Mechanical Architecture	4

4.3 Electrical Architecture	4

4.4 Software Architecture	4

5. Specifications: Physical Elements	4

5.1 Physical dimensions – size, weight, volume, add-ons, etc.	4

5.2 Physical environmental impact – visual, thermal, acoustical, stray light emissions	4

5.3 Operating orientation – mounting, adjustments, accessibility, loads	4

5.4 Connectors, indicators, and controls	4

6. Specifications: Image Elements	4

6.1 Primary image characteristics	4

6.2 Image artifacts and quality elements	4

7. Specifications: Functional Elements	4

7.1 Input connector definitions	4

7.2 Input signal specifications	4

7.3 Compatibility and user control	4

8. Specifications: Environmental Elements	4

8.1 Operating conditions, quality and reliability	4

8.2 Regulatory – safety, emissions and susceptibility	4

1.	Organization and Scope of Specification

2.	Production Description
*
2.1	Physical Appearance.
*
2.1.1 Industrial Design Approach:
*

2.2	Operation, Connection, and Function
*
2.2.1	Base projector operation *

2.3	Operating Environment and Conditions
*

2.4	Accessories and Options

Table 2-1: Standard Accessories
Item	Description	Physical Characteristics
2.4.1	Power Cord	10 foot – standard IEC/EN60320-C13 (3 prong) with black Velcro wrap (Multiple versions for international use)
2.4.2	Remote Control	“Conductor” remote, P/N 551-0053-00
2.4.3	Owner’s Manual with CD
2.4.4	Registration Card	IFC p/n: 805-0084-10
2.4.4a	Safety Card
2.4.4b	[deleted]
2.4.4c	Quick Guide
2.4.5	Protective Sleeve	Plastic bag
2.4.6	Computer Analog Cable	6 foot – 15 pin DSUB male to same with blue Velcro wrap
2.4.7	Audio Cable	6 foot Stereo 3.5mm plug to same
2.4.8	RCA Cable	6 foot RCA male to same with yellow Velcro wrap
2.4.8a	Carry Bag
2.4.8b	Audio Adapter Cable	2 RCA male to 3.5mm female
2.4.8c	Accessory Collection Catalog	IFC p/n: 805-0328-03
2.4.8d	Thank You Card	IFC p/n: 805-0358-03
2.4.8e	Technology Upgrade Card	IFC p/n: 805-0360-02

Table 2-2: Optional Accessories – Provided by InFocus
Item	Description	Physical Characteristics
2.4.9	S-Video Cable	6 foot – 4 pin mini-DIN to same
2.4.10	Ceiling Mount
2.4.11	[deleted]
2.4.12	ATA Case
2.4.13	USB Cable	6 foot standard USB cable
2.4.14	[deleted]
2.4.15	InFocus standard remote controls
2.4.16	Component video adapter	15cm RGB RCA female to 7-pin mini-DIN male (InFocus P/N 210-0206-00)

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	References, Related Specifications

4.	Architectural Overview

4.1	Optical Architecture
*
4.2	Mechanical Architecture
*
4.3	Electrical Architecture
*
4.4	Software Architecture
*
5.	Specifications: Physical Elements

5.1	Physical dimensions – size, weight, volume, add-ons, etc
*
5.2	Physical environmental impact – visual, thermal, acoustical, stray light emissions
*
5.3	Operating orientation – mounting, adjustments, accessibility, loads
*
5.4	Connectors, indicators, and controls
*
6.	Specifications: Image Elements

6.1	Primary image characteristics
*
6.2	Image artifacts and quality elements
*
7.	Specifications: Functional Elements

7.1	Input connector definitions
*
7.2	Input signal specifications
*
7.3	Compatibility and user control
*
8.	Specifications: Environmental Elements

8.1	Operating conditions, quality and reliability
*
8.2	Regulatory – safety, emissions and susceptibility
*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Exclusivity Agreement for

Development and Manufacturing of DLP Product

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C

InFocus IP –

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT D

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT E

– Consigned Materials:

•	*
•	*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT F

– Long Lead Time Materials :

Mechanical          : *

Electrical             : *

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT G

Quotation for Data Projector X1

to InFocus Corporation

Sep 20, 2002

Funai Electric Co., Ltd. Business Development Division

1

FUNAI CONFIDENTIAL INFORMATION

EXHIBIT H

– Funai IP :

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

– Service and Service Parts :

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS

Page

EXHIBIT J

RESEARCH & DEVELOPMENT

This specification is not yet fixed and may be updated	Tsunami Engineering Requirements Specification *

*

1. Organization and Scope of Specification	3

2. Production Description	3

2.1 Physical Appearance	3

2.1.1 Industrial Design Approach	3

2.2 Operation, Connection, and Function	3

2.2.1 Base projector operation	3

2.3 Operating Environment and Conditions	3

2.4 Accessories and Options	3

3. References, Related Specifications	4

4. Architectural Overview	4

4.1 Optical Architecture	4

4.2 Mechanical Architecture	4

4.3 Electrical Architecture	4

4.4 Software Architecture	4

5. Specifications: Physical Elements	4

5.1 Physical dimensions – size, weight, volume, add-ons, etc.	4

5.2 Physical environmental impact – visual, thermal, acoustical, stray light emissions	4

5.3 Operating orientation – mounting, adjustments, accessibility, loads	4

5.4 Connectors, indicators, and controls	4

6. Specifications: Image Elements	4

6.1 Primary image characteristics	4

6.2 Image artifacts and quality elements	4

7. Specifications: Functional Elements	4

7.1 Input connector definitions	4

7.2 Input signal specifications	4

7.3 Compatibility and user control	4

8. Specifications: Environmental Elements	4

8.1 Operating conditions, quality and reliability	4

8.2 Regulatory – safety, emissions and susceptibility	4

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

1.	Organization and Scope of Specification

2.	Production Description
*
2.1	Physical Appearance.
*
2.1.1 Industrial Design Approach:
*

2.2	Operation, Connection, and Function
*
2.2.1	Base projector operation *

2.3	Operating Environment and Conditions
*

2.4	Accessories and Options

Table 2-1: Standard Accessories
Item	Description	Physical Characteristics
2.4.1	Power Cord	10 foot – standard IEC/EN60320-C13 (3 prong) with black Velcro wrap (Multiple versions for international use)
2.4.2	Remote Control	“Conductor” remote, P/N 551-0053-00
2.4.3	Owner’s Manual with CD
2.4.4	Registration Card	IFC p/n: 805-0084-10
2.4.4a	Safety Card
2.4.4b	[deleted]
2.4.4c	Quick Guide
2.4.5	Protective Sleeve	Plastic bag
2.4.6	Computer Analog Cable	6 foot – 15 pin DSUB male to same with blue Velcro wrap
2.4.7	Audio Cable	6 foot Stereo 3.5mm plug to same
2.4.8	RCA Cable	6 foot RCA male to same with yellow Velcro wrap
2.4.8a	Carry Bag
2.4.8b	Audio Adapter Cable	2 RCA male to 3.5mm female
2.4.8c	Accessory Collection Catalog	IFC p/n: 805-0328-03
2.4.8d	Thank You Card	IFC p/n: 805-0358-03
2.4.8e	Technology Upgrade Card	IFC p/n: 805-0360-02

Table 2-2: Optional Accessories – Provided by InFocus
Item	Description	Physical Characteristics
2.4.9	S-Video Cable	6 foot – 4 pin mini-DIN to same
2.4.10	Ceiling Mount
2.4.11	[deleted]
2.4.12	ATA Case
2.4.13	USB Cable	6 foot standard USB cable
2.4.14	[deleted]
2.4.15	InFocus standard remote controls
2.4.16	Component video adapter	15cm RGB RCA female to 7-pin mini-DIN male (InFocus P/N 210-0206-00)

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	References, Related Specifications

4.	Architectural Overview

4.1	Optical Architecture
*
4.2	Mechanical Architecture
*
4.3	Electrical Architecture
*
4.4	Software Architecture
*
5.	Specifications: Physical Elements

5.1	Physical dimensions – size, weight, volume, add-ons, etc
*
5.2	Physical environmental impact – visual, thermal, acoustical, stray light emissions
*
5.3	Operating orientation – mounting, adjustments, accessibility, loads
*
5.4	Connectors, indicators, and controls
*
6.	Specifications: Image Elements

6.1	Primary image characteristics
*
6.2	Image artifacts and quality elements
*
7.	Specifications: Functional Elements

7.1	Input connector definitions
*
7.2	Input signal specifications
*
7.3	Compatibility and user control
*
8.	Specifications: Environmental Elements

8.1	Operating conditions, quality and reliability
*
8.2	Regulatory – safety, emissions and susceptibility
*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

Exclusivity Agreement for

Development and Manufacturing of DLP Product

*

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.